                                                                      EXHIBIT 99


VALUEVISION MEDIA ANNOUNCES RECORD FINANCIAL RESULTS FOR SECOND QUARTER 2005 SECOND QUARTER RESULTS IN LINE WITH AUGUST 9TH EARNINGS PRE-RELEASE.


ValueVision Media today announced financial results for its second quarter ended July 30, 2005.

Consolidated net sales for the second quarter were a record $172 million, up 6% vs. prior year. Net sales from the core TV and Internet business were $167 million, up 8% vs. prior year. Consolidated net loss was $1.2 million in the second quarter and EBITDA, as defined below, was a positive $2.4 million vs. a $3.2 million loss a year ago.

EBITDA DEFINED
The Company defines EBITDA as net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense), and income taxes. Management views EBITDA as an important alternative operating performance measure because it is commonly used by analysts and institutional investors in analyzing the financial performance of companies in the broadcast and television home shopping sectors. However, EBITDA should not be construed as an alternative to operating income (loss) or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as a measure of liquidity. EBITDA, as presented, may not be comparable to similarly entitled measures reported by other companies. Management uses EBITDA to evaluate operating performance and as a measure of performance for incentive compensation purposes.

ABOUT VALUEVISION MEDIA, INC
Founded in 1990, ValueVision Media is an integrated direct marketing company that sells its products directly to consumers through television, the Internet, and direct mail. For more information, please visit www.valuevisionmedia.com or www.shopnbc.com .


FORWARD-LOOKING INFORMATION
This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are accordingly subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer spending and debt levels; interest rates; competitive pressures on sales, pricing and gross profit margins; the level of cable distribution for the Company's programming and the fees associated therewith; the success of the Company's e-commerce and rebranding initiatives; the performance of its equity investments; the success of its strategic alliances and relationships; the ability of the Company to manage its operating expenses successfully; risks associated with acquisitions; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting the Company's operations; and the ability of the Company to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company's filings with the Securities and

Exchange Commission, including the Company's annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. The Company is under no obligation (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.


                                       ###

                    VALUEVISION MEDIA, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                 (In thousands except share and per share data)


                                                                                             JULY, 30              JANUARY 31,
                                                                                               2005                   2005
                                                                                        --------------------    ------------------
                                                                                            (Unaudited)

                                                             ASSETS
Current assets:
      Cash and cash equivalents                                                         $            57,003     $          62,640
      Short-term investments                                                                         33,790                37,941
      Accounts receivable, net                                                                       83,386                79,405
      Inventories                                                                                    67,869                54,903
      Prepaid expenses and other                                                                      5,760                 5,635
                                                                                        --------------------    ------------------
        Total current assets                                                                        247,808               240,524
PROPERTY AND EQUIPMENT, NET                                                                          48,639                52,725
FCC BROADCASTING LICENSE                                                                             31,943                31,943
NBC TRADEMARK LICENSE AGREEMENT, NET                                                                 17,074                18,687
CABLE DISTRIBUTION AND MARKETING AGREEMENT, NET                                                       3,102                 3,550
OTHER INTANGIBLE ASSETS, NET                                                                              -                    68
OTHER ASSETS                                                                                          3,058                 2,799
                                                                                        --------------------    ------------------
                                                                                        $           351,624     $         350,296
                                                                                        ====================    ==================

                                              LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable                                                                  $            59,194     $          48,012
      Accrued liabilities                                                                            42,996                41,062
                                                                                        --------------------    ------------------
        Total current liabilities                                                                   102,190                89,074


LONG-TERM CAPITAL LEASE OBLIGATIONS                                                                   1,099                 1,380

SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK,
      $.01 PAR VALUE, 5,339,500 SHARES AUTHORIZED; 5,339,500
      SHARES ISSUED AND OUTSTANDING                                                                  43,174                43,030


Shareholders' equity:
      Common stock, $.01 par value, 100,000,000 shares authorized;
        37,104,374 and 37,043,912 shares issued and outstanding                                         371                   370

      Warrants to purchase 7,630,583 shares of common stock                                          46,683                46,683

      Additional paid-in capital                                                                    264,100               264,005

      Deferred compensation                                                                            (246)                 (353)

      Accumulated deficit                                                                          (105,747)              (93,893)
                                                                                        --------------------    ------------------
        Total shareholders' equity                                                                  205,161               216,812
                                                                                        --------------------    ------------------
                                                                                        $           351,624     $         350,296
                                                                                        ====================    ==================

                             VALUEVISION MEDIA, INC.
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)


                                                                   FOR THE THREE MONTH                   FOR THE SIX MONTH
                                                                       PERIODS ENDED                       PERIODS ENDED
                                                              -------------------------------      -------------------------------

                                                                 JULY 30,         JULY 31,            JULY 30,          JULY 31,
                                                                   2005             2004               2005              2004
                                                              -------------     -------------     ---------------     ------------
 NET SALES                                                    $    171,668      $    161,478      $      327,831      $   320,675
 COST OF SALES                                                     111,147           107,578             214,927          213,691
                                                              -------------     -------------      --------------     ------------
     Gross profit                                                   60,521            53,900             112,904          106,984
                                                              -------------     -------------      --------------     ------------

 OPERATING EXPENSE:
     Distribution and selling                                       51,766            52,275             102,911          103,077
     General and administrative                                      6,394             5,107              13,004           10,782
     Depreciation and amortization                                   5,102             4,918              10,393            9,702
     Asset impairments                                                   -                 -                 400                -
     Employee termination costs                                          -                 -                 528                -
                                                              -------------     -------------      --------------     ------------
       Total operating expense                                      63,262            62,300             127,236          123,561
                                                              -------------     -------------      --------------     ------------
 OPERATING LOSS                                                     (2,741)           (8,400)            (14,332)         (16,577)
                                                              -------------     -------------      --------------     ------------

 OTHER INCOME:
     Other income (expense)                                           (256)              250                  (1)             250
     Interest income                                                   738               322               1,384              596
                                                              -------------     -------------      --------------     ------------
       Total other income                                              482               572               1,383              846
                                                              -------------     -------------      --------------     ------------
 LOSS BEFORE INCOME TAXES                                           (2,259)           (7,828)            (12,949)         (15,731)

 Equity in income of affiliates                                        275                 -                 275                -
 Income tax benefit                                                    826                 -                 820                -
                                                              -------------     -------------      --------------     ------------
 NET LOSS                                                           (1,158)           (7,828)            (11,854)         (15,731)

 ACCRETION OF REDEEMABLE
     PREFERRED STOCK                                                   (71)              (71)               (143)            (142)
                                                              -------------     -------------      --------------     ------------

 NET LOSS AVAILABLE TO
     COMMON SHAREHOLDERS                                      $     (1,229)     $     (7,899)      $     (11,997)     $   (15,873)
                                                              =============     =============      ==============     ============

 NET LOSS PER COMMON SHARE                                    $      (0.03)     $      (0.21)      $       (0.32)     $     (0.43)
                                                              =============     =============      ==============     ============

 NET LOSS PER COMMON SHARE
       ---ASSUMING DILUTION                                   $      (0.03)     $      (0.21)      $       (0.32)     $     (0.43)
                                                              =============     =============      ==============     ============

 Weighted average number of common shares outstanding:
         Basic                                                  37,102,001        36,809,884          37,089,737       36,725,181
                                                              =============     =============      ==============     ============
         Diluted                                                37,102,001        36,809,884          37,089,737       36,725,181
                                                              =============     =============      ==============     ============

RECONCILIATION OF EBITDA TO NET LOSS:

                                                                                                     SIX MONTH       SIX MONTH
                                                                   SECOND QUARTER  SECOND QUARTER   PERIOD ENDED    PERIOD ENDED
                                                                     30-JUL-05       31-JUL-04       30-JUL-05       31-JUL-04
                                                                     ---------       ---------       ---------       ---------

EBITDA (AS DEFINED) (000'S) (A)                                       $   2,380     $ (3,232)        $  (3,665)      $  (6,625)
                                                                     ========================       ===========================


A reconciliation of EBITDA to net loss is as follows:

EBITDA, as presented                                                  $   2,380     $ (3,232)        $  (3,665)      $  (6,625)
Adjustments:
Depreciation and amortization                                            (5,102)      (4,918)          (10,393)         (9,702)
Interest income                                                             738          322             1,384             596
Income taxes                                                                826            -               820               -
                                                                     ------------------------       ---------------------------
     Net loss                                                         $  (1,158)    $ (7,828)        $ (11,854)      $ (15,731)
                                                                     ========================       ===========================



(a)    EBITDA as defined for this statistical presentation represents net income
       (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. Previous to the second quarter of fiscal 2004, management defined EBITDA as operating income (loss) excluding depreciation and amortization expense, other non-operating income (expense) and income taxes. The change was made to conform to the more common definition of EBITDA. Management views EBITDA as an important alternative operating performance measure because it is commonly used by analysts and institutional investors in analyzing the financial performance of companies in the broadcast and television home shopping sectors. However, EBITDA should not be construed as an alternative to operating income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as a measure of liquidity. EBITDA, as presented, may not be comparable to similarly entitled measures reported by other companies. Management uses EBITDA to evaluate operating performance and as a measure of performance for incentive compensation purposes.

                            VALUE VISION MEDIA, INC.
                            KEY PERFORMANCE METRICS*
                                   (Unaudited)


                                                 ----------------------------------------        ----------------------------------
                                                                   Q2                                           YTD
                                                       FOR THE THREE MONTHS ENDING                    FOR THE SIX MONTHS ENDING
                                                 ----------------------------------------       -----------------------------------
                                                    7/30/2005     7/31/2004        %              7/30/2005     7/31/2004       %
                                                    ---------     ---------        -              ---------     ---------       -
PROGRAM DISTRIBUTION
--------------------
   Cable FTE's                                         37,990        36,192         5%               37,759        36,046        5%
   Satellite FTE's                                     23,956        20,942        14%               23,616        20,544       15%
                                                 ------------- -------------       ---         ------------- -------------      ---
Total FTE's (Average 000's)                            61,946        57,134         8%               61,374        56,590        8%

Net Sales per FTE (Annualized)                        $ 10.78       $ 10.83         0%              $ 10.39       $ 10.81       -4%

Active Customers - 12 month rolling                   773,210       753,453         3%              n/a           n/a

% New Customers - 12 month rolling                         58%           62%                        n/a           n/a

% Reactivated & Retained - 12 month rolling                42%           38%                        n/a           n/a

Customer Penetration - 12 month rolling                   1.2%          1.3%                        n/a           n/a

PRODUCT MIX
-----------
   Jewelry                                                 57%           67%                             56%           67%
   Apparel                                                  4%            3%                              5%            4%
   Health & Beauty                                          4%            3%                              4%            3%
   Computer & Electronics                                  23%           15%                             22%           14%
   Fitness                                                  0%            1%                              1%            1%
   Home                                                    12%           11%                             12%           11%


Shipped Units (000's)                                    1,159         1,233       -6%                 2,355         2,549      -8%

Average Price Point - shipped units                      $ 205         $ 186       10%                 $ 194         $ 177      10%
                                                 --------------------------------------        ------------------------------------


*Includes ShopNBC TV and ShopNBC.com only.